Filed pursuant to Rule 497
File No. 333-208280

SPECIAL OPPORTUNITIES FUND, INC.
Prospectus Supplement dated July 26, 2018 to the
 Prospectus dated July 15, 2016

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus.

On page 20, under the Section entitled “Risk Factors – Risks Related to the Fund’s Investments,” and following the Section entitled “Risk Factors – Risks Related to the Fund’s Investments – Discount Risk,” the following Section is hereby added:

“Special Purpose Acquisition Companies:     The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.”

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE

Prospectus Supplement dated July 26, 2018